Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the Ordinary Shares, NIS 1.00 nominal par value per share of Delta-Galil Industries Ltd. is filed on behalf of each of them.

         Date: January 31, 2006

                                  MENORAH HOLDINGS LTD.

                                  By: /s/ Yoni Tal   /s/Shmuel Schwartz
                                      ---------------------------------
                                  Name:  Yoni Tal , Shmuel Schwartz
                                  Title:    C.F.O , Controller

                                  MENORAH INSURANCE COMPANY LTD.

                                  By: /s/ Yoni Tal   /s/Shmuel Schwartz
                                      ---------------------------------
                                  Name:  Yoni Tal , Shmuel Schwartz
                                  Title: C.I.O ,    Accounting Division Manager

                                  MIVTACHIM PENSION FUNDS LTD.

                                  By: /s/ Oren El-on  /s/Rami Armon
                                      ------------------------------
                                  Name:  Oren El-on , Rami Armon
                                  Title: C.E.O ,      C.I.O

                                  MENORAH FINANCE LTD.

                                  By: /s/ Yehuda Ben Assayag /s/Yoni Tal
                                      -----------------------------------
                                  Name:   Yehuda Ben Assayag , Yoni Tal
                                  Title:  C.E.O ,              Director

                                  MENORAH MIVTACHIM PROVIDENT FUNDS LTD.

                                  By: /s/Hagit Levin /s/Yehuda Ben Assayag
                                      ------------------------------------
                                  Name:  Hagit Levin , Yehuda Ben Assayag
                                  Title: C.E.O ,       Director



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